Exhibit 10.1

SECURITIES PURCHASE AGREEMENT

THIS SECURITIES PURCHASE AGREEMENT (this “Agreement”), dated as of April 12, 2021, is made by and among Forian Inc., a Delaware corporation (the “Company”), and each purchaser identified on the signature pages hereto (each, including its successors and permitted assigns, a “Purchaser” and collectively, the “Purchasers”).

BACKGROUND

A.          The Company and the Purchasers are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended, and Rule 506 of Regulation D as promulgated by the United States Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended.

B.          Each Purchaser, severally and not jointly, desires to purchase, and the Company desires to sell, upon the terms and conditions stated in this Agreement, the aggregate number of shares (collectively, the “Shares”) of the Company’s common stock, par value $0.001 per share (the “Common Stock”), set forth below such Purchaser’s name on the signature page of this Agreement.

AGREEMENT

In consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Purchasers (severally and not jointly) agree as follows:

ARTICLE 1
DEFINITIONS

1.1          Definitions.  As used in this Agreement, and unless the context requires a different meaning, the following terms have the meanings indicated:

“Agreement” has the meaning set forth in the preamble.

“Affiliate” means, with respect to any Person (as defined below), any other Person controlling, controlled by or under direct or indirect common control with such Person (for the purposes of this definition “control,” when used with respect to any specified Person, shall mean the power to direct the management and policies of such person, directly or indirectly, whether through ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” shall have meanings correlative to the foregoing).

“Board” means the Board of Directors of the Company.

“Business Day” means a day Monday through Friday on which banks are generally open for business in New York City.

“Bylaws” means the Bylaws of the Company, effective as of October 15, 2020.

“Certificate of Incorporation” means the Company’s Certificate of Incorporation, dated October 15, 2020.

“Closing” has the meaning set forth in Section 2.2.

“Closing Date” has the meaning set forth in Section 2.2.

“Common Stock” has the meaning set forth in the Recitals.

“Company” has the meaning set forth in the preamble.

“Company Party” has the meaning set forth in Section 6.9(b).

“Disclosure Materials” has the meaning set forth in Section 3.6.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Financial Statements” means the financial statements of the Company included in the SEC Documents.

“Governmental Authority” means any foreign, domestic, federal, territorial, state or local governmental authority, quasi-governmental authority, instrumentality, court, government or self-regulatory organization, commission, tribunal or organization or any regulatory, administrative or other agency, or any political or other subdivision, department or branch of any of the foregoing.

“Indemnifying Party” has the meaning set forth in Section 6.9(c)(i).

“Indemnified Party” has the meaning set forth in Section 6.9(c)(i).

“Investment Company Act” means the Investment Company Act of 1940, as amended.

“Losses” has the meaning set forth in Section 6.9(a).

“Material Adverse Effect” means any material adverse effect on the business, prospects, management, properties, assets, operations, stockholders’ equity, results of operations or financial condition of the Company or on the transactions contemplated hereby, or on the authority or ability of the Company to perform its obligations under this Agreement; provided, however, that none of the following shall be deemed to constitute a Material Adverse Effect:  (i) a change in the market price or trading volume of the Common Stock, (ii) any effect resulting from entering into this Agreement or the announcement of the transactions contemplated by this Agreement, (iii) changes in United States generally accepted accounting principles, (iv) changes in law, regulation or other binding directives or orders issued by any Governmental Authority so long as such changes do not have a materially disproportionate effect on the Company, or (v) changes in general economic conditions or changes affecting the industry in which the Company operates generally (as opposed to Company specific changes) so long as such changes do not have a materially disproportionate effect on the Company.

“Offering” means the private placement of the Shares contemplated by the Offering Memorandum and this Agreement.

“Offering Memorandum” means that certain Confidential Private Placement Memorandum, dated April 9, 2021, relating to the offering of the Shares by the Company.

“Person” means any person, individual, corporation, limited liability company, partnership, trust or other nongovernmental entity or any governmental agency, court, authority or other body (whether foreign, federal, state, local or otherwise).

“Principal Market” has the meaning set forth in Section 3.5(a).

“Purchasers” has the meaning set forth in the preamble.

“Purchase Price” has the meaning set forth in Section 2.3.

“Purchaser Party” has the meaning set forth in Section 6.9(a).

The terms “register,” “registered” and “registration” refer to the registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

“Registrable Shares” has the meaning set forth in Section 5.1.

“Registration Statement” has the meaning set forth in Section 5.1.

“Required Holders” means (1) prior to the Closing, the Purchasers entitled to purchase at least sixty percent (60%) of the Shares issuable hereunder, and (2) after the Closing, the holders of at least sixty percent (60%) of the Registrable Shares.

“Rule 144” means Rule 144 promulgated under the Securities Act, or any successor rule.

“SEC” has the meaning set forth in the Recitals.

“SEC Documents” has the meaning set forth in Section 3.6.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute.

“Short Sales” include, without limitation, all “short sales” as defined in Rule 200 promulgated under Regulation SHO under the Exchange Act, whether or not against the box, and all types of direct and indirect stock pledges, forward sale contracts, options, puts, calls, short sales, swaps, “put equivalent positions” (as defined in Rule 16a-1(h) under the Exchange Act) and similar arrangements (including on a total return basis), and sales and other transactions through non-U.S. broker dealers or foreign regulated brokers.

“Share” or “Shares” has the meaning set forth in the Recitals.

“Suspension Event” has the meaning set forth in Section 5.2.

“Third Party Proceedings” has the meaning set forth in Section 6.9(c)(ii).

ARTICLE 2
PURCHASE AND SALE OF SECURITIES

2.1          Closing.  At the Closing, the Company will issue and sell to each Purchaser, and each Purchaser will, severally and not jointly, purchase from the Company the number of Shares set forth below such Purchaser’s name on the signature page of this Agreement.

2.2          Closing Date.  The closing of the transactions contemplated by this Agreement (the “Closing”) will take place remotely via the electronic exchange of documents and signatures following the satisfaction or waiver of all conditions to Closing set forth in Article 7 on the date hereof (the “Closing Date”), or at such other time and place as shall be agreed upon by the Company and the Purchasers.

2.3          Purchase Price.  The aggregate purchase price for the Shares to be purchased by each Purchaser at the Closing (the “Purchase Price”) will be the amount set forth below such Purchaser’s name on the signature page of this Agreement.

2.4          Closing Deliveries.

(a)          Company Deliveries.  At the Closing, the Company shall deliver or cause to be delivered to each Purchaser, unless alternative arrangements are agreed to with a particular Purchaser, a copy of an irrevocable instruction letter from the Company to the Company’s transfer agent, which instructions shall have been delivered to and acknowledged in writing by such transfer agent, to issue the Shares in accordance with the directions of each Purchaser to such Purchaser in book-entry form, within three (3) Business Days after the Closing Date, free and clear of all restrictive and other legends (except as expressly provided in Section 4.12), evidencing such number of Shares set forth below such Purchaser’s name on the signature page of this Agreement.

(b)          Purchaser Deliveries.  At or prior to the Closing, each Purchaser shall deliver or cause to be delivered to the Company the Purchase Price payable by such Purchaser in United States dollars and in immediately available funds, by wire transfer to an account in accordance with the Company’s written wire instructions as set forth on Exhibit A.

ARTICLE 3
REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company hereby represents and warrants to the Purchasers that:

3.1          Organization and Qualification.  The Company is duly incorporated and validly existing in good standing under the laws of the State of Delaware, and has the requisite power and authorization to own its properties and to carry on its business as now being conducted.  The  Company is duly qualified as a foreign entity to do business and is in good standing or its equivalent under any applicable foreign jurisdiction in every jurisdiction in which its ownership of property or the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not reasonably be expected to have a Material Adverse Effect.

3.2          Authorization; Enforcement.  The Company has all requisite corporate power and authority to enter into and to perform its obligations under this Agreement, to consummate the transactions contemplated hereby and to issue the Shares in accordance with the terms hereof.  The execution, delivery and performance of this Agreement by the Company and the consummation by it of the transactions contemplated hereby (including the issuance of the Shares) have been duly authorized by the Board or an authorized committee thereof, and no further consent or authorization of the Company, its Board, or its stockholders is required.  This Agreement has been duly executed by the Company and constitutes a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, or moratorium or similar laws affecting creditors’ and contracting parties’ rights generally and except as enforceability may be subject to general principles of equity and except as rights to indemnity and contribution may be limited by state or federal securities laws or public policy underlying such laws.

3.3          Capitalization.  The number of shares and type of all authorized, issued and outstanding capital stock, options and other securities of the Company (whether or not presently convertible into or exercisable or exchangeable for shares of capital stock of the Company) has been set forth in Schedule 3.3.  All of the outstanding shares of capital stock of the Company are duly authorized, validly issued, fully paid and non-assessable, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase any capital stock of the Company.  Other than as described in the Disclosure Materials, (a) none of the Company’s capital stock is subject to preemptive rights or any other similar rights or any liens or encumbrances suffered or permitted by the Company; (b) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any shares of capital stock of the Company, or contracts, commitments, understandings or arrangements by which the Company is or may become bound to issue additional shares of capital stock of the Company or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any shares of capital stock of the Company; (c) there are no outstanding debt securities, notes, credit agreements, credit facilities or other agreements, documents or instruments evidencing indebtedness of the Company or by which the Company is or may become bound; (d) there are no financing statements securing obligations in any material amounts, either singly or in the aggregate, filed in connection with the Company; and (e) there are no outstanding securities or instruments of the Company which contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company is or may become bound to redeem a security of the Company.

3.4          Issuance of Shares.  The issuance of the Shares is duly authorized and, upon issuance in accordance with the terms hereof, the Shares shall be validly issued, fully paid and nonassessable, with the holders thereof being entitled to all rights accorded to a holder of Common Stock.

3.5          No Conflicts; Government Consents and Permits.

(a)          The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated (including the issuance of the Shares) will not (i) result in a violation of the Certificate of Incorporation or the Bylaws or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) in any respect under, or give to others any rights of termination, amendment, acceleration or cancellation of, any material agreement, indenture or instrument to which the Company is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including foreign, federal and state securities laws and regulations and the rules and regulations of any self-regulatory organizations to which the Company or its securities are subject, including The NASDAQ Stock Market LLC (the “Principal Market”) and laws of the State of Delaware) applicable to the Company or by which any property or asset of the Company or is bound or affected except, in the cases of (ii) and (iii) above, to the extent such violations would not reasonably be expected to have a Material Adverse Effect.

(b)          The Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any Governmental Authority or any other Person in order for it to execute, deliver or perform any of its obligations under or contemplated by this Agreement in accordance with the terms hereof other than such as have been made or obtained, and except for the registration of the Shares under the Securities Act pursuant to Article 5, any filings required to be made under federal or state securities laws, and any filings or notifications required to be made after the Closing regarding the issuance and listing of additional shares with the Principal Market.  The issuance by the Company of the Shares shall not have the effect of delisting or suspending the Common Stock from the Principal Market.

3.6          SEC Documents, Financial Statements.  The Company has filed all reports, schedules, forms, and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Exchange Act, as amended, and all exhibits included therein and financial statements and schedules thereto and documents (other than exhibits) incorporated by reference therein that were filed prior to the date hereof (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Documents” and together with this Agreement, the Schedules to this Agreement (if any) and the Offering Memorandum, the “Disclosure Materials”).  As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.  As of their respective dates, the Financial Statements and the related notes complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto.  The audited Financial Statements and the related notes have been prepared in accordance with accounting principles generally accepted in the United States, consistently applied, during the periods involved (except as may be otherwise indicated in the Financial Statements or the notes thereto) and fairly present in all material respects the consolidated financial position of the Company as of the dates thereof and the consolidated results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal and recurring year-end audit adjustments).

3.7          Absence of Litigation.  There is no action, suit, proceeding, inquiry or investigation before or by the Principal Market, any Governmental Authority, self-regulatory organization or body pending or, to the Company’s knowledge, threatened against or affecting the Company, the Common Stock or any of the Company’s officers or directors in their capacities as such that if determined adversely to the Company or other such party would reasonably be expected to have a Material Adverse Effect or would reasonably be expected to impair the ability of the Company to perform its obligations under this Agreement.

3.8          Compliance with Applicable Laws.  The Company has not violated or infringed, nor is it in violation or infringement of, any order, writ, injunction or decree of any Governmental Authority in connection with its activities or use or operation of its real properties, except where such violation or infringement would not reasonably be expected to have a Material Adverse Effect on the Company.  The Company is in compliance with all applicable laws, except where such non-compliance would not reasonably be expected to have a Material Adverse Effect on the Company.  Except to the extent resolved, dismissed or withdrawn, (i) to the Company’s knowledge, no claims have been filed against the Company alleging a violation of any applicable law and (ii) the Company has not received any written notice of non-compliance with any applicable laws.

3.9          Investment Company.  The Company is not and, after giving effect to the offering and sale of the Shares, will not be an “investment company” or a “promoter” or “principal underwriter” for, an “investment company” as such terms is defined in the Investment Company Act.

3.10          The Principal Market.  The Common Stock is listed on the Principal Market, and, to the Company’s knowledge, there are no proceedings to revoke or suspend such listing or the listing of the Shares.  The Company is in compliance with the requirements of the Principal Market for continued listing of the Common Stock thereon, and the execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby (including the issuance of the Shares) will not result in any noncompliance by the Company with any such requirements.

3.11          Private Placement.  Neither the Company, nor any Affiliates of the Company, nor any Person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offer or sale of the Shares.  None of the Company, its Affiliates, and any Person acting on their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of any of the Shares under the Securities Act, whether through integration with prior offerings or otherwise, or cause this offering of the Shares to require approval of stockholders of the Company for purposes of the Securities Act or any applicable stockholder approval provisions, including, without limitation, under the rules and regulations of the Principal Market or any other exchange or automated quotation system on which any of the securities of the Company are listed or designated.  Except as required pursuant to Article 5, none of the Company, its Affiliates and any Person acting on their behalf will take any action or steps referred to in the preceding sentence that would require registration of any of the Shares under the Securities Act or cause the offering of the Shares to be integrated with other offerings for purposes of any such applicable stockholder approval provisions.  Assuming the accuracy of the representations and warranties of the Purchasers contained in Article 4, the issuance of the Shares are exempt from registration under the Securities Act.

3.12          Disclosure.  All disclosure to the Purchasers regarding the Company, its business and the transactions contemplated hereby, including the disclosure schedules to this Agreement, furnished by or on behalf of the Company is true and correct in all material respects and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.  The Company acknowledges and agrees that no Purchaser makes or has made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Article 4.

ARTICLE 4
PURCHASER’S REPRESENTATIONS AND WARRANTIES

Each Purchaser represents and warrants to the Company, severally and not jointly, with respect to itself only that:

4.1          Organization; Authority.  Such Purchaser is an entity duly organized, validly existing under the laws of the jurisdiction of its organization with the requisite corporate or partnership power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder.  The execution and delivery by such Purchaser of this Agreement and the performance by such Purchaser of the transactions contemplated by this Agreement have been duly authorized by all necessary corporate or, if such Purchaser is not a corporation, such partnership, limited liability company or other applicable like action, on the part of such Purchaser.  This Agreement has been duly executed by such Purchaser, and when delivered by such Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of such Purchaser, enforceable against it in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors’ rights and remedies or by other equitable principles of general application.

4.2          No Conflicts.  The execution, delivery and performance by such Purchaser of this Agreement and the consummation by such Purchaser of the transactions contemplated hereby will not (i) result in a violation of the organizational documents of such Purchaser, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which such Purchaser is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment  or decree (including federal and state securities laws) applicable to such Purchaser, except in the case of clauses (ii) and (iii) above, for such conflicts, defaults, rights or violations which would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of such Purchaser to perform its obligations hereunder.

4.3          Investment Purpose.  Such Purchaser understands that the Shares are “restricted securities” and have not been registered under the Securities Act or any applicable state securities law and is acquiring the Shares as principal for its own account and not with a view to, or for distributing or reselling such Shares or any part thereof in violation of the Securities Act or any applicable state securities laws, provided, however, that by making the representations herein, such Purchaser does not agree to hold any of the Shares for any minimum period of time and reserves the right, subject to the provisions of this Agreement, at all times to sell or otherwise dispose of all or any part of such Shares pursuant to an effective registration statement under the Securities Act or under an exemption from such registration and in compliance with applicable federal and state securities laws.  Such Purchaser is acquiring the Shares hereunder in the ordinary course of its business. Such Purchaser does not presently have any agreement, plan or understanding, directly or indirectly, with any Person to distribute or effect any distribution of any of the Shares (or any securities which are derivatives thereof) to or through any person or entity; such Purchaser is not a registered broker-dealer under Section 15 of the Exchange Act or an entity engaged in a business that would require it to be so registered as a broker-dealer.

4.4          Purchaser Status.  At the time such Purchaser was offered the Shares, it was, and at the date hereof it is, an “accredited investor” as defined in Rule 501(a) of the Securities Act.

4.5          General Solicitation.  Such Purchaser is not purchasing the Shares as a result of any advertisement, article, notice or other communication regarding the Shares published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general advertisement.

4.6          Reliance on Exemptions.  Such Purchaser understands that the Shares being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and such Purchaser’s compliance with, the representations, warranties, agreements, acknowledgements and understandings of such Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of such Purchaser to acquire the Shares.

4.7          Acknowledgement of Risk.  Such Purchaser: (i) understands that its investment in the Shares involves a high degree of risk, including the risks set forth in the SEC Documents and Offering Memorandum; (ii) either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Shares, and has so evaluated the merits and risks of such investment; (iii) is able to bear the economic risk of an investment in the Shares and, at the present time, is able to afford a complete loss of such investment; and (iv) has, in connection with such Purchaser’s decision to purchase Shares, not relied upon any representations or other information (whether oral or written) other than as set forth in the representations and warranties of the Company contained herein, the SEC Documents and the Offering Memorandum.

4.8          Access to Information.  Such Purchaser acknowledges that it has had the opportunity to review the Disclosure Materials and has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Shares and the merits and risks of investing in the Shares; (ii) access to information about the Company and the subsidiaries and their respective financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment. Neither such inquiries nor any other investigation conducted by or on behalf of such Purchaser or its representatives or counsel shall modify, amend or affect such Purchaser’s right to rely on the truth, accuracy and completeness of the Disclosure Materials and the Company’s representations and warranties contained in this Agreement. Such Purchaser has sought such accounting, legal and tax advice as it has considered necessary to make an informed decision with respect to its acquisition of the Shares.

4.9          Independent Investment Decision.  Such Purchaser has independently evaluated the merits of its decision to purchase Shares pursuant to this Agreement, and such Purchaser confirms that it has not relied on the advice of any other Purchaser’s business and/or legal counsel in making such decision. Such Purchaser understands that nothing in this Agreement or any other materials presented by or on behalf of the Company to the Purchaser in connection with the purchase of the Shares constitutes legal, tax or investment advice. Such Purchaser has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Shares.

4.10          Governmental Review.  Such Purchaser understands that no United States federal or state agency or any other government or Governmental Authority has passed on or made any recommendation or endorsement of the Shares or the fairness or suitability of the investment in the Shares nor have such authorities passed upon or endorsed the merits of the offering of the Shares.

4.11          Transfer or Resale.  Such Purchaser understands that: (i) the Shares have not been and, except as provided in Article 5, are not being registered under the Securities Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (A) pursuant to an effective registration statement pursuant to the Securities Act, (B) such Purchaser shall have delivered to the Company an opinion of counsel, in a form reasonably acceptable to the Company, to the effect that such Shares to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration, or (C) such Purchaser provides the Company with reasonable assurance (in the form of seller and, if applicable, broker representation letters) that such Shares can be sold, assigned or transferred pursuant to Rule 144 or Rule 144A promulgated under the Securities Act, as amended (or a successor rule thereto); (ii) any sale of the Shares made in reliance on Rule 144 or Rule 144A may be made only in accordance with the terms of Rule 144 or Rule 144A, as applicable, and further, if neither Rule 144 nor Rule 144A is applicable, any resale of the Shares under circumstances in which the seller (or the Person (as defined below) through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the Securities Act) may require compliance with some other exemption under the Securities Act or the rules and regulations of the SEC thereunder; and (iii) except as provided in Article 5, neither the Company nor any other Person is under any obligation to register the Shares under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder.

4.12          Legends.  Such Purchaser understands the certificates representing the Shares (or the book entries for such Shares, as the case may be) will bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of such Shares):

THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS.  THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL, IN A FORM REASONABLY ACCEPTABLE TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT.  NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

4.13          Residency.  Such Purchaser’s residence (if an individual) or offices in which its investment decision with respect to the Shares was made (if an entity) are located at the address immediately below such Purchaser’s name on its signature page hereto.

4.14          Brokers and Finders.  No Person will have, as a result of the transactions contemplated by this Agreement, any valid right, interest or claim against or upon the Company or any Purchaser for any commission, fee or other compensation pursuant to any agreement, arrangement or understanding entered into by or on behalf of the Purchaser.

4.15          Regulation M.  Such Purchaser is aware that the anti-manipulation rules of Regulation M under the Exchange Act may apply to sales of Common Stock and other activities with respect to the Common Stock by the Purchasers.

ARTICLE 5
REGISTRATION STATEMENT

5.1          Registration Statement. The Company will use its reasonable commercial efforts to file a Registration Statement on Form S-3 (the “Registration Statement”) covering the resale of the Shares (the “Registrable Shares”) as soon as practicable after the date on which the Company becomes eligible to use a Registration Statement on Form S-3. The Company shall cause such Registration Statement to be declared effective by the SEC as soon as practicable, and maintain the effectiveness of the Registration Statement at all times through the date as of which all Registrable Shares held by Purchasers who are not Affiliates of the Company may be sold by such Purchasers without restriction pursuant to Rule 144 and without the need for current public information required by Rule 144(c)(1) or (2) the date on which the Purchasers shall have sold all of the Registrable Shares covered by such Registration Statement; provided, however, that the Company shall not be obligated to effect any such registration, qualification or compliance pursuant to this Section 5.1 if the Company shall furnish to the Purchasers a certificate signed by the Executive Chairman of the Board stating that in the good faith and reasonable judgment of the Board, it would be seriously detrimental to the Company and its shareholders for such Form S-3 registration to be effected at such time (but excluding any detriment to the Company and its shareholders solely as a result of its effect on the share price), in which event the Company shall have the right to defer the filing of the Form S-3 registration statement for a period of not more than 120 days.  Notwithstanding anything to the contrary in this Agreement, the Company’s obligations to include such shares held by a Purchaser in the Registration Statement are contingent upon such Purchaser furnishing in writing to the Company such information regarding such Purchaser and its Affiliates, the securities of the Company held by Purchaser and its Affiliates and the intended method of disposition of the Registrable Shares as shall be reasonably requested by the Company to effect the registration of the Registrable Shares, and such Purchaser and such Affiliates shall execute such documents in connection with such registration as the Company may reasonably request that are customary of a selling shareholder in similar situations, including providing that the Company shall be entitled to postpone and suspend the effectiveness or use of the Registration Statement during any customary blackout or similar period or as permitted hereunder but for no longer than 120 days in any calendar year.  Notwithstanding the foregoing, if the SEC prevents the Company from including any or all of the shares proposed to be registered under the Registration Statement due to limitations on the use of Rule 415 of the Securities Act for the resale of the Registrable Shares by the applicable shareholders or otherwise, such Registration Statement shall register for resale such number of Registrable Shares which is equal to the maximum number of Registrable Shares as is permitted by the SEC.  In such event, the number of Registrable Shares to be registered for each selling shareholder named in the Registration Statement shall be reduced pro rata among all such selling shareholders.

5.2          Suspensions. Notwithstanding anything to the contrary in this Agreement, the Company shall be entitled to delay or postpone the effectiveness of the Registration Statement, and from time to time to require the Purchasers not to sell under the Registration Statement or to suspend the effectiveness thereof, if the negotiation or consummation of a transaction by the Company or its subsidiaries is pending or an event has occurred, which negotiation, consummation or event the Board reasonably believes, upon the advice of legal counsel (which may be in-house legal counsel), would require additional disclosure by the Company in the Registration Statement of material information that the Company has a bona fide business purpose for keeping confidential and the non-disclosure of which in the Registration Statement would be expected, in the reasonable determination of the Board, upon the advice of legal counsel (which may be in-house legal counsel), to cause the Registration Statement to fail to comply with applicable disclosure requirements (each such circumstance, a “Suspension Event”). Upon receipt of any written notice from the Company of the happening of any Suspension Event during the period that the Registration Statement is effective or if as a result of a Suspension Event the Registration Statement or related prospectus contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made (in the case of the prospectus) not misleading, each Purchaser agrees that (i) such Purchaser will immediately discontinue offers and sales of the Shares under the Registration Statement (excluding, for the avoidance of doubt, sales conducted pursuant to Rule 144) until such Purchaser receives copies of a supplemental or amended prospectus that corrects the misstatement(s) or omission(s) referred to above and receives notice that any post-effective amendment has become effective or unless otherwise notified by the Company that it may resume such offers and sales, and (ii) such Purchaser will maintain the confidentiality of any information included in such written notice delivered by the Company unless (a) otherwise required by law or subpoena or (b) disclosed to such Purchaser’s employees, agents and professional advisors (as applicable) who need to know such information and are obligated to keep it confidential. If so directed by the Company, each Purchaser will deliver to the Company or, in such Purchaser’s sole discretion destroy, all copies of the prospectus covering the Shares in such Purchaser’s possession; provided, however, that this obligation to deliver or destroy all copies of the prospectus covering the Shares shall not apply (i) to the extent such Purchaser is required to retain a copy of such prospectus (a) in order to comply with applicable legal, regulatory, self-regulatory or professional requirements or (b) in accordance with a bona fide pre-existing document retention policy or (ii) to copies stored electronically on archival servers as a result of automatic data back-up.

ARTICLE 6
COVENANTS; ADDITIONAL AGREEMENTS

6.1          Expenses.  Each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement.  The Company shall pay all transfer agent fees, stamp taxes and other taxes and duties levied in connection with the sale and issuance of the applicable Shares.

6.2          Securities Laws Disclosure; Publicity.  On or before 9:00 a.m., New York City time, on the Business Day immediately following the date hereof, the Company shall issue a press release, reasonably acceptable to the Purchasers, announcing the signing of this Agreement and describing the terms of the transactions contemplated by this Agreement.  On or before the fourth Business Day after the date of this Agreement, the Company shall file a Current Report on Form 8-K with the SEC describing the terms of the transactions contemplated by this Agreement and including as an exhibit to such Current Report on Form 8-K this Agreement, in the form required by the Exchange Act.

6.3          Sales by Purchasers.  Each Purchaser will sell any Shares held by it in compliance with applicable prospectus delivery requirements, if any, or otherwise in compliance with the requirements for an exemption from registration under the Securities Act and the rules and regulations promulgated thereunder.  No Purchaser will make any sale, transfer or other disposition of the Shares in violation of federal or state securities laws.

6.4          Short Sales After the Date Hereof.  Except in compliance with the Securities Act and the rules and regulations promulgated thereunder and applicable state securities laws, each Purchaser will not engage in any Short Sales that result in the disposition of the Shares acquired hereunder by such Purchaser.

6.5          Conduct of Business.  Until the Closing or the Termination of this Agreement, the Company shall conduct its business in the ordinary course and its business shall not be conducted in violation of any law, ordinance or regulation of any Governmental Authority, except where such violations would not result, either individually or in the aggregate, in a Material Adverse Effect.

6.6          Removal of Legends.  Any Purchaser may request that the Company remove, and the Company agrees to authorize the removal, of any legend from the Shares held by such Purchaser (i) following any sale of the Shares pursuant to Rule 144, or (ii) if such Shares are eligible for sale under Rule 144 following the expiration of the one year holding requirement under subparagraphs (b)(1)(i) and (d) thereof.  Following the time a legend is no longer required for the Shares under this Section 6.6, the Company will, no later than five Business Days following the delivery by a Purchaser to the Company or the Company’s transfer agent of a written request for removal of such legend and, if applicable, a legended certificate representing such securities, use commercially reasonable efforts to deliver or cause to be delivered to such Purchaser a certificate representing such securities that is free from all restrictive and other legends or, in the case of book-entry Shares, other evidence of removal of such legends.

6.7          Form D and Blue Sky.  The Company agrees to file a Form D with respect to the Shares as required under Regulation D.  The Company shall, on or promptly after the Closing Date, take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for or to qualify the Shares for sale to the Purchasers at the Closing pursuant to this Agreement under applicable securities or “Blue Sky” laws of the states of the United States (or to obtain an exemption from such qualification). The Company shall make all filings and reports relating to the offer and sale of the Shares required under applicable securities or “Blue Sky” laws of the states of the United States following the Closing Date.

6.8          Non-Public Information.  Except with respect to the material terms and conditions of the transactions contemplated by this Agreement, or as expressly required by any applicable securities law, the Company covenants and agrees that neither it, nor any other Person acting on its behalf, will provide any Purchaser or its agents (other than any Person that serves on the Board or that serves on the Board as a designee of any Purchaser) or counsel with any information regarding the Company that the Company believes constitutes material non-public information without the express written consent of such Purchaser, unless prior thereto such Purchaser shall have executed a written agreement regarding the confidentiality and use of such information. The Company understands and confirms that each Purchaser shall be relying on the foregoing covenant in effecting transactions in securities of the Company.

6.9          Indemnification.

(a)          Indemnification by the Company.  The Company shall, notwithstanding any termination of this Agreement, indemnify and hold harmless each Purchaser (to the extent a seller under, or named as a selling shareholder in, the Registration Statement), its directors, officers, stockholders, members, partners, employees and agents (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title), each Person who controls such Purchaser (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, stockholders, agents, members, partners or employees (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title) of such controlling person (each, a “Purchaser Party”) to the fullest extent permitted by applicable law, from and against all reasonable losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys’ fees and costs of investigation (collectively, “Losses”) that any such Purchaser Party may suffer or incur arising out of, resulting from or based upon:

(i)          any breach of any of the representations, warranties, covenants or agreements made by the Company in this Agreement, except that the Company will not be liable to any Purchaser Party under this Agreement to the extent, but only to the extent that a Loss is attributable to any of such Purchaser Party’s breach of any of the representations, warranties, covenants or agreements made by such Purchaser Party in this Agreement; or

(ii)          any untrue or alleged untrue statement of a material fact contained in the Registration Statement, any prospectus included in the Registration Statement or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein (in the case of any prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, except to the extent that such untrue statements, alleged untrue statements, omissions or alleged omissions are based upon information regarding the Purchaser furnished in writing to the Company by the Purchaser expressly for use therein, or that such Losses result from the use of the Registration Statement during a notified blackout period;

provided, however, that the indemnification contained in this Section 6.9(a) shall not apply to amounts paid in settlement of any Losses if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld, conditioned or delayed).

(b)          Indemnification by the Purchasers.  Each Purchaser shall, severally and not jointly with any other Purchaser, indemnify and hold harmless the Company, its directors, officers, stockholders, members, partners, employees and agents (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title), each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, stockholders, agents, members, partners or employees (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title) of such controlling person (each, a “Company Party”), to the fullest extent permitted by applicable law, from and against all Losses that any such Company Party may suffer or incur arising out of, resulting from or based upon:

(i)          any breach of any of the representations, warranties, covenants or agreements made by such Purchaser in this Agreement, except that such Purchaser will not be liable to any Company Party under this Agreement to the extent, but only to the extent that a Loss is attributable to the Company’s breach of any of the representations, warranties, covenants or agreements made by the Company in this Agreement; or

(ii)          any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any prospectus included in the Registration Statement, or any form of prospectus, or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any prospectus, or any form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading to the extent, but only to the extent, that such untrue statements or omissions are based upon information regarding the Purchaser furnished in writing to the Company by the Purchaser expressly for use therein;

provided, however, that the indemnification contained in this Section 6.9(b) shall not apply to amounts paid in settlement of any Losses if such settlement is effected without the consent of the Purchaser (which consent shall not be unreasonably withheld, conditioned or delayed).

(c)          Indemnification Proceedings.

(i)          For the purposes of this Agreement, “Indemnifying Party” shall mean the party with an obligation to indemnify another party pursuant to Section 6.9(a) or Section 6.9(b) (as applicable) and “Indemnified Party” shall mean the party seeking indemnification pursuant to Section 6.9(a) or Section 6.9(b) (as applicable).

(ii)          The Indemnified Party shall promptly notify the Indemnifying Party in writing of the institution, threat or assertion of any proceeding against the Indemnified Party that the Indemnified Party believes relates to Losses the subject of indemnification pursuant to Section 6.9(a) or Section 6.9(b) (as applicable) and of which such Indemnified Party is aware (“Third Party Proceedings”). In the case of any delay or failure by an Indemnified Party to provide the notice required by the preceding sentence, the obligation of the Indemnifying Party to indemnify the Indemnified Party shall be reduced to the extent that such Indemnifying Party is prejudiced by such delay or failure. The Indemnifying Party will be entitled to participate in any Third Party Proceeding and to assume the defense thereof with counsel it elects, in its sole discretion, and in the event the Indemnifying Party assumes such defense, the Indemnifying Party will not be liable to the Indemnified Party for any legal or other expenses subsequently incurred by the Indemnified Party in connection with the defense thereof other than reasonable costs of investigation.

(iii)          If the indemnification provided under Section 6.9(a) or Section 6.9(b) from the Indemnifying Party is unavailable or insufficient to hold harmless an Indemnified Party in respect of any Losses referred to herein, then the Indemnifying Party, in lieu of indemnifying the Indemnified Party, shall contribute to the amount paid or payable by the Indemnified Party as a result of such Losses in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and the Indemnified Party, as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, was made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the Indemnifying Party’s and Indemnified Party’s relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the Losses referred to above shall be subject to the limitations set forth in Section 6.9(a) or Section 6.9(b) and deemed to include any legal or other fees, charges or expenses reasonably incurred by such party in connection with any investigation or proceeding. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution pursuant to this Section 6.9(c)(iii) from any person who was not guilty of such fraudulent misrepresentation.  Each Indemnifying Party’s obligation to make a contribution pursuant to this Section 6.9(c)(iii) shall be individual, not joint and several, and in no event shall the liability of any Purchaser hereunder exceed the net proceeds received by Purchaser upon the sale of the shares giving rise to such indemnification obligation.

ARTICLE 7
CONDITIONS TO CLOSING

7.1          Conditions to Purchasers’ Obligations at the Closing.  Each Purchaser’s obligation to complete the purchase and sale of the Shares is subject to the waiver by such Purchaser or fulfillment as of the Closing Date of the following conditions:

(a)          Representations and Warranties.  The representations and warranties made by the Company in Article 3 shall be true and correct (i) in all respects as of the date hereof, and (ii) in all material respects as of the Closing Date (if different than the date hereof) (except for those representations and warranties which are qualified as to materiality, in which case such representations and warranties shall be true and correct in all respects), as though made on the Closing Date, except, in the case of clauses (i) and (ii) above, for representations and warranties that speak as of a specific date, which shall be required to be true and correct (to the extent specified above) only as of such specific date.

(b)          Performance.  All covenants, agreements and conditions contained in this Agreement to be performed by the Company on or prior to the Closing Date shall have been performed or complied with in all material respects.

(c)          Adverse Changes.  Since the date of execution of this Agreement, no event or series of events shall have occurred that has had or reasonably would be expected to have or result in a Material Adverse Effect.

(d)          Listing.  The Shares shall be designated for quotation or listing on the Principal Market subject to official notice of issuance and shall not have been suspended, as of the Closing Date, by the SEC or the Principal Market from trading on the Principal Market, nor shall suspension by the SEC or the Principal Market have been threatened, as of the Closing Date, either (i) in writing by the SEC or the Principal Market or (ii) by falling beneath the minimum listing maintenance requirements of the Principal Market.

(e)          Transfer Agent Instructions.  The Company shall have delivered to its transfer agent irrevocable written instructions to issue in book-entry to such Purchaser in accordance with such Purchaser’s written instructions such Shares set forth below such Purchaser’s name on the signature page of this Agreement, and such instructions shall have been acknowledged by such transfer agent in writing, in accordance with Section 2.4(a).

(f)          No Governmental Prohibition or Injunction.  No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated, endorsed or threatened in writing by any Governmental Authority of competent jurisdiction that prohibits or, if threatened in writing, could reasonably be expected to prohibit, the consummation of any of the transactions contemplated by this Agreement.

7.2          Conditions to Obligations of the Company.  The Company’s obligation to complete the purchase and sale of the Shares and deliver the Shares to each Purchaser is subject to the waiver by the Company or fulfillment as of the Closing Date of the following conditions:

(a)          Receipt of Funds.  The Company shall have received immediately available funds in the full amount of the Purchase Price for the Shares being purchased hereunder as set forth below such Purchaser’s name on the signature page of this Agreement.

(b)          Representations and Warranties.  The representations and warranties made by each Purchaser in Article 4 shall be true and correct (i) in all respects as of the date hereof, and (ii) in all material respects as of the Closing Date (if different than the date hereof) (except for those representations and warranties which are qualified as to materiality, in which case such representations and warranties shall be true and correct in all respects), as though made on the Closing Date, except, in the case of clauses (i) and (ii) above, for representations and warranties that speak as of a specific date, which shall be required to be true and correct (to the extent specified above) only as of such specific date.

(c)          Performance.  All covenants, agreements and conditions contained in this Agreement to be performed by such Purchaser on or prior to the Closing Date shall have been performed or complied with in all material respects.

(d)          No Governmental Prohibition.  The sale of the Shares by the Company shall not be prohibited by any law or order or regulation of a Governmental Authority.

(e)          Closing Purchase Deliverables.  Each Purchaser shall have delivered its Closing Purchaser Deliverables in accordance with Section 2.4(b).

ARTICLE 8
TERMINATION

8.1          Termination.  This Agreement may be terminated at any time prior to the Closing:

(a)          by mutual written consent of the Company and each Purchaser; or

(b)          by either the Company or any Purchaser (with respect to itself only) if the Closing has not occurred by 4:00 p.m., New York City time, on April 12, 2021; provided, however, that the right to terminate this Agreement under this Section 8.1(b) shall not be available to any Person whose failure to comply with its obligations under this Agreement has been the cause of or resulted in the failure of the Closing to occur on or before such time.

8.2          Effect of Termination.  Each party’s right of termination under Section 8.1 is in addition to any other right it may have under this Agreement or otherwise, and the exercise of a party’s right to terminate this Agreement in accordance with Section 8.1 will not constitute an election of remedies.  If this Agreement is terminated pursuant to Section 8.1, this Agreement will be of no further force or effect; provided, however, that (i) this Section 8.2 and Article 9 shall survive the termination of this Agreement and will remain in full force and effect, and (ii) the termination of this Agreement will not relieve any party from any liability for any breach of this Agreement occurring prior to termination.

ARTICLE 9
MISCELLANEOUS

9.1          Governing Law.  THIS AGREEMENT, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE AND ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER IN CONTRACT, TORT, EQUITY OR OTHERWISE) DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT OR THE NEGOTIATION, ADMINISTRATION, PERFORMANCE AND ENFORCEMENT HEREOF, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE, REGARDLESS OF THE LAWS THAT MIGHT OTHERWISE GOVERN UNDER ANY APPLICABLE PRINCIPLES OF CHOICE OR CONFLICTS OF LAWS OF THE STATE OF DELAWARE.

9.2          Jurisdiction; Venue.  Each of the parties hereto irrevocably agrees that any legal action or proceeding arising out of or relating to this Agreement brought by any party or its Affiliates against any other party or its Affiliates shall be brought and determined in the Court of Chancery of the State of Delaware; provided, however, that if jurisdiction is not then available in the Court of Chancery of the State of Delaware, then any such legal action or proceeding may be brought in any federal court located in the State of Delaware or any other Delaware state court. Each of the parties hereby irrevocably submits to the jurisdiction of the aforesaid courts for itself and with respect to its property, generally and unconditionally, with regard to any such action or proceeding arising out of or relating to this Agreement and the Reorganization and the other transactions contemplated by this Agreement.  Each of the parties agrees not to commence any action, suit or proceeding relating thereto except in the courts described above in Delaware, other than actions in any court of competent jurisdiction to enforce any Order rendered by any such court in Delaware as described herein.  Each of the parties hereby irrevocably and unconditionally waives, and agrees not to assert, by way of motion or as a defense, counterclaim or otherwise, in any action or proceeding arising out of or relating to this Agreement or the Reorganization or the other transactions contemplated by this Agreement, (a) any claim that it is not personally subject to the jurisdiction of the courts in Delaware as described herein for any reason, (b) that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) and (c) that (i) the suit, action or proceeding in any such court is brought in an inconvenient forum, (ii) the venue of such suit, action or proceeding is improper or (iii) this Agreement, or the subject matter hereof, may not be enforced in or by such courts.

9.3          Waiver of Jury Trial.  EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY SUIT, ACTION OR OTHER PROCEEDING ARISING OUT OF THIS AGREEMENT OR THE REORGANIZATION.  EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH PARTY WOULD NOT, IN THE EVENT OF ANY ACTION, SUIT OR PROCEEDING, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVER AND CERTIFICATIONS IN THIS SECTION 9.3.

9.4          Execution.  This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that all parties need not sign the same counterpart.  In the event that any signature is delivered by facsimile transmission, or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.

9.5          Severability.  If any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision will be deemed modified in order to conform with such statute or rule of law.  Any provision hereof that may prove invalid or unenforceable under any law will not affect the validity or enforceability of any other provision hereof.

9.6          Entire Agreement; Amendment; Waiver.  This Agreement supersedes all other prior oral or written agreements between the Purchasers, the Company, their respective Affiliates and Persons acting on their behalf with respect to the matters discussed herein, and this Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor any Purchaser makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be amended or waived other than by an instrument in writing signed by the Company and the Required Holders, and any amendment or waiver to this Agreement made in conformity with the provisions of this Section 9.6 shall be binding on all Purchasers and holders of Shares and the Company; provided that any such amendment or waiver that complies with the foregoing but that disproportionately, materially and adversely affects the rights and obligations of any Purchaser relative to the comparable rights and obligations of the other Purchasers shall require the prior written consent of such adversely affected Purchaser.

9.7          Notices.  All notices required or permitted hereunder shall be in writing and shall be deemed effectively given:  (i) upon personal delivery to the party to be notified, (ii) when sent by confirmed email if sent during normal business hours of the recipient, if not, then on the next Business Day, or (iii) one Business Day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt.  The addresses for such communications are:

If to the Company:

Forian Inc.
41 University Drive, Suite 400
Newtown, PA 18940
Email: dan.barton@forian.com
Attn: Daniel Barton, Chief Executive Officer

with a copy (which shall not constitute notice) to:

Forian Inc.
41 University Drive, Suite 400
Newtown, PA 18940
Email: edward.spaniel@forian.com
Attn: Legal

If to a Purchaser:  To the address set forth immediately below such Purchaser’s name on the signature pages hereto, with a copy to its legal representative, if any, set forth below such Purchaser’s name on the signature page of this Agreement.  Each party will provide written notice to the other parties of any change in its address in accordance with this Section 9.7.

9.8          Successors and Assigns.  This Agreement is binding upon and inures to the benefit of the parties and their successors and assigns.  The Company will not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Required Holders, and no Purchaser may assign this Agreement or any rights or obligations hereunder without the prior written consent of the Company.  Any attempted assignment in violation of this Section 9.8 shall be null and void.

9.9          No Third Party Beneficiaries.  This Agreement is intended for the benefit of the parties hereto, their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

9.10          Further Assurances.  Each party will do and perform, or cause to be done and performed, all such further acts and things, and will execute and deliver all other agreements, certificates, instruments and documents, as another party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

9.11          Interpretation.  When a reference is made in this Agreement to an Article, a Section, an Exhibit or a Schedule, such reference shall be to an Article, a Section, an Exhibit or a Schedule of or to this Agreement unless otherwise indicated.  The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.  Any capitalized term used in any Exhibit or Schedule but not otherwise defined therein shall have the meaning assigned to such term in this Agreement.  Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.”  The words “hereof,” “hereto,” “hereby,” “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement.  The term “or” is not exclusive.  The word “extent” in the phrase “to the extent” shall mean the degree to which a subject or other thing extends, and such phrase shall not mean simply “if.”  The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms.  All pronouns and all variations thereof shall be deemed to refer to the masculine, feminine or neuter, singular or plural, as the identity of the person or persons or entity may require.  Any agreement, instrument or law defined or referred to herein means such agreement, instrument or law as from time to time amended, modified or supplemented, unless otherwise specifically indicated.  References to a Person are also to its permitted successors and assigns.  Unless otherwise specifically indicated, all references to “dollars” and “$”will be deemed references to the lawful money of the U.S.  The parties hereto have participated jointly in the negotiation and drafting of this Agreement.  In the event an ambiguity or a question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring by virtue of the authorship of any provisions of this Agreement.  Any reference to “days” means calendar days unless Business Days are expressly specified. When calculating the period of time before which, within which or following which any act is to be done pursuant to this Agreement, the date that is the reference date in calculating such period shall be excluded and if the last day of such period is not a Business Day, the period shall end on the next succeeding Business Day.

9.12          Equitable Relief.  The Company recognizes that, if it fails to perform or discharge any of its obligations under this Agreement, any remedy at law may prove to be inadequate relief to the Purchasers.  The Company therefore agrees that the Purchasers are entitled to seek temporary and permanent injunctive relief in any such case.  Each Purchaser also recognizes that, if it fails to perform or discharge any of its obligations under this Agreement, any remedy at law may prove to be inadequate relief to the Company.  Each Purchaser therefore agrees that the Company is entitled to seek temporary and permanent injunctive relief in any such case.

9.13          Survival of Representations and Warranties.  Notwithstanding any investigation made by any party to this Agreement, all representations and warranties made by the Company and the Purchasers herein shall survive the Closing Date.

9.14          Independent Nature of Purchasers’ Obligations and Rights.  The obligations of each Purchaser under this Agreement are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under this Agreement.  Nothing contained herein and no action taken by any Purchaser pursuant thereto shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group, or are deemed Affiliates with respect to such obligations or the transactions contemplated by this Agreement.  Each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose.  Nothing contained in this Section 9.14 shall be deemed to adversely affect the other provisions in this Agreement providing for action of the Required Holders to bind all of the Purchasers

9.15          Adjustments in Share Numbers and Prices.  In the event of any stock split, subdivision, dividend or distribution payable in shares of Common Stock (or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly shares of Common Stock), combination or other similar recapitalization or event occurring after the date hereof, each reference in this Agreement to a number of shares or a price per share shall be deemed to be amended to appropriately account for such event.

9.16          Exculpation.  Each Purchaser acknowledges that it is not relying upon any person, firm or corporation, other than the Company and its officers and directors, in making its investment or decision to invest in the Company.  Each Purchaser agrees that no other Purchaser nor the respective controlling persons, officers, directors, partners, agents or employees of any other Purchaser shall be liable to any other Purchaser for any action heretofore or hereafter taken or omitted to be taken by any of them in connection with the purchase of the Shares.

(Signature page follows)

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

FORIAN INC.

By:
Daniel Barton
Chief Executive Officer

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

Name of Purchaser:
(print name of purchaser)

By:
(signature)

Name:
(print name of signatory)

Title:
(print title of signatory)

No. of Shares to be Purchased:

Purchase Price per Share:	$

Purchase Price:	$

Address for Notice:

Email:
Attn:

Legal Representative (if any):

Email:
Attn: